Exhibit 99.1

PARKWAY CENTER PROPERTY

FINANCIAL STATEMENTS

Nine Months Ended September 30, 2021 (unaudited) and

Year Ended December 31, 2020

Table of Contents

Report of Independent Auditor	1

Statements of Revenues and Certain Operating Expenses	2

Notes to Statements of Revenues and Certain Operating Expenses	3

Report of Independent Auditor

Board of Directors

Medalist Diversified REIT, Inc.

We have audited the accompanying statement of revenues and certain operating expenses (the “Statement”) of Parkway Center Property (the “Property”), as defined in Note 1 of the Statement, for the year ended December 31, 2020.

Management’s Responsibility for the Statement

Management is responsible for the preparation and fair presentation of the Statement, in accordance with accounting principles generally accepted in the United States of America that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.

We believe the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Property for the year ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying Statement was prepared as described in Note 1, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Cherry Bekaert LLP

Richmond, Virginia

December 13, 2021

PARKWAY CENTER PROPERTY

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

Nine Months Ended September 30, 2021 (unaudited) and

Years Ended December 31, 2020

	Nine months ended	Year ended
	September 30, 2021	December 31, 2020
	Unaudited
REVENUE
Flex center property revenues	$479,229	$561,404
Flex center property tenant reimbursements	109,647	118,460

Total revenues	588,876	679,864

CERTAIN OPERATING EXPENSES
Real estate taxes and insurance	48,039	62,106
Operating and maintenance	76,323	73,947
Management fee	17,762	19,508
Total certain operating expenses	142,124	155,561

Revenues in excess of certain operating expenses	$446,752	$524,303

See accompanying notes to statements of revenues and certain operating expenses.

Notes to Statements of Revenues and Certain Operating Expenses

Note 1.  Basis of Presentation

The accompanying statements of revenues and certain operating expenses (the “Statements”) includes the operations of Parkway (the “Property”).

The Statements have been prepared for the purpose of complying with Rule 8-06 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the Statements are not representative of the actual operations for the periods presented, as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property, have been excluded. Such excluded items include certain legal, accounting, maintenance and repair and interest expenses, non-cash expenses such as depreciation, amortization, and amortization of above-market and below-market leases, and interest income. Management is not aware of any material factors during the year ended December 31, 2020 or the nine months ended September 30, 2021 that would cause the reported financial information not to be indicative of future operating results.

Note 2.  Nature of Business and Summary of Significant Accounting Policies

Basis of accounting:

The Statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“GAAP”) as determined by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”).

Revenue recognition:

The Property recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset. Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. Tenant recoveries and reimbursable expenses are recognized and presented gross, as the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

Income taxes:

As a limited liability company, the Property’s taxable income or loss is allocated to its members. Therefore, no provision or liability for income taxes has been included in the financial statements.

Use of estimates:

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain operating expenses during the reporting period to present the Statements in conformity with GAAP. Actual results could differ from those estimates.

Note 3.  Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space in the Property. As of September 30, 2021, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows:

(Unaudited)
For the remaining three months ending December 31, 2021	$165,436
2022	559,713
2023	361,045
2024	199,661
2025	93,212
Thereafter	-
Total future rents	$1,379,067

Note 4.  Tenant Concentrations

As of December 31, 2020, the Property’s occupancy rate was 100 percent. For the year ended December 31, 2020, one tenant represented approximately 30.9 percent of the Property’s rental revenues. Management believes that this tenant does not intend to renew its lease upon its expiration on June 30, 2022.

Note 5.  Commitments and Contingencies

The Property is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Property’s results of operations.

Since March 2020, flex center properties such as the Property have been significantly impacted by measures taken by local, state and federal authorities to mitigate the impact of COVID-19, such as mandatory business closures, quarantines, restrictions on travel and “shelter-in-place” or “stay-at-home” orders. While some of these measures have been relaxed by the respective governmental authorities, with the uncertainty resulting from the continued spread of COVID-19, difficulties in vaccinating the public, and its new variants and the possibility of the re-imposition of mandatory business closures, quarantines, restrictions on travel and “shelter-in-place” or “stay-at-home” orders by some governmental authorities, the negative impact on demand for the goods and services of the tenants in the Property could continue to be significant in the coming months.

Note 6.  Subsequent Events

Management has evaluated subsequent events through December 13, 2021, the date the financial statements were available to be issued and there are no subsequent events for disclosure in the accompanying financial statement.

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